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                 1994 PERFORMANCE SAR AND RESTRICTED STOCK PLAN

                                       OF

                             THE CALDOR CORPORATION
                      (as amended through October 31, 1996)


            1. PURPOSES OF THE PLAN. This performance based stock appreciation rights and restricted stock plan (the "Plan") is designed to provide an incentive to key employees (including officers and directors who are key employees) of The Caldor Corporation, a Delaware corporation (the "Company"), and its present and future subsidiary corporations, as defined in Paragraph 17 (the "Subsidiaries"), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of performance-based stock appreciation rights (the "SARs") where value may be based not only on the price of the Company's stock, but also on the Company's earnings and for the grant of stock of the Company which may be subject to restrictions (collectively, the "Awards"). The Awards granted pursuant to this Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of key employees.

            2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of Common Stock, $.01 par value per share, of the Company ("Common Stock") for which Awards may be granted under the Plan shall not exceed 1,300,000. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an SAR which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable, and any restricted stock which is forfeited back to the Company, shall again become available for the granting of Awards under the Plan.

            3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors or, to the extent the Board of Directors may determine, a committee of the Board of Directors consisting of not less than two directors (or such greater number as may be required by law), each of whom shall be a "non-employee director" (the "Committee"), all within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). References in the Plan to determinations or actions by the Committee shall be deemed to include determinations and actions by the Board of Directors. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

            Subject to the express provisions of the Plan, the Committee shall have the authority, in its sole discretion, to determine the key employees who shall receive Awards; the
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times when they shall receive Awards; the number of shares of Common Stock to be subject to each Award; whether the Award shall be an SAR or restricted stock;
the term of each SAR; the base price of each SAR; the fair market value of the Common Stock; the performance-based formula, if any, for an SAR; the amount payable upon exercise of an SAR; the date each SAR shall become exercisable; whether an SAR shall be exercisable in whole, in part or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; the amount, if any, necessary to satisfy the Company's obligation to withhold taxes or other amounts; the contingencies and restrictions with respect to each restricted stock Award, and whether to subject the exercise of all or any portion of an SAR to the fulfillment of contingencies or restrictions, in each case as specified in the Contract (as described in Paragraph 11), including without limitation, contingencies relating to entering into a covenant not to compete with the Company and its Parent (as defined in Paragraph 17) and Subsidiaries, to financial objectives for the Company, a Subsidiary, a division, a product line or other category, and/or to a period of continued employment of the holder of the Award with the Company or its Subsidiaries, and to determine whether such contingencies or restrictions have been met; the amount of any adjustment to an Award in recognition of an unusual or nonrecurring event or change in applicable law, regulation or accounting principle; to construe the respective Contracts and the Plan; with the consent of the holder of the Award, to cancel or modify an Award, provided such Award as modified would be permitted to be granted on such date under the terms of the Plan and Section 162(m) of the Code; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations necessary or advisable for administering the Plan. The terms of each Award and Contract need not be identical. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive.

            The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company.

            No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted hereunder. In addition, each member or former member of the Committee shall be indemnified and held harmless from and against any liability, claim for damages and expenses that may be incurred by reason of any action or failure to act under the Plan or in connection with any Award granted hereunder to the fullest extent permitted with respect to directors under the Company's certificate of incorporation, by-laws and applicable law.

            4. ELIGIBILITY. The Committee may, consistent with the purposes of the Plan, grant Awards from time to time, to key employees (including officers and directors who are key employees) of the Company or any of its Subsidiaries. Awards granted shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that


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the maximum number of shares of Common Stock subject to SARs which may be granted to any person under the Plan in any fiscal year of the Company shall not exceed 100,000.

            5. AMOUNT OF AWARD. An SAR shall entitle the holder thereof to be paid, promptly after exercise, in cash or by check, an amount equal to the excess, if any, of the fair market value of the shares of Common Stock with respect to which the SAR is exercised over the base price of such shares. The Contract may (but shall not be required to) provide for such amount to be multiplied by a performance-based factor (which may be more or less than 1), based on the earnings of the Company; provided, however, that such performance-based factor must meet the requirements for qualified performance-based compensation within the meaning of Section 162(m) of the Code. The base price of the shares of Common Stock under each SAR shall be determined by the Committee; provided, however, that the base price shall not be less than the fair market value of the Common Stock subject to such SAR on the date of grant.

            A restricted stock Award is a grant of shares of Common Stock of the Company, which are subject to such contingencies and restrictions as the Committee may determine as set forth in the Contract. Prior to the occurrence of any specified contingency, the shares shall be considered outstanding shares owned by the holder, who shall, subject to the contingencies and restrictions contained in the Award, have all rights of a stockholder of record with respect to such shares, including the right to vote and to receive distributions. Upon the occurrence of any such contingency, the holder may be required to forfeit all or a portion of such shares back to the Company. Accordingly, the Committee may require that such shares be held by the Company, together with a stock power duly endorsed in blank by the holder, until the shares vest in the holder.

            The fair market value of a share of Common Stock on any day shall be
(a) if the principal market for the Common Stock is a national securities exchange, the average between the high and low sales prices of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), and (i) if actual sales price information is available with respect to the Common Stock, the average between the high and low sales prices of the Common Stock on such day on NASDAQ, or (ii) if such information is not available, the average between the highest bid and the lowest asked prices for the Common Stock on such day on NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the average between the highest bid and lowest asked prices for the Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options.


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            6. TERM. The term of each SAR and the vesting period of each restricted stock Award granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion, at or before the time the Award is granted; provided, however, that the term of an SAR shall not exceed five years from the date of grant thereof. Awards shall be subject to earlier termination as hereinafter provided.

            7. EXERCISE OF SAR. An SAR (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office (at present 20 Glover Avenue, Norwalk, Connecticut 06852, Attn: SAR Committee), stating which SAR is being exercised and specifying the number of shares of Common Stock as to which such SAR is being exercised.

            8. TERMINATION OF EMPLOYMENT. Except as may otherwise be expressly provided in the Contract, any holder of an SAR whose employment with the Company (and its Parent and Subsidiaries) has terminated for any reason other than his death or Disability (as defined in Paragraph 17) may exercise such SAR, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the expiration of the term of the SAR; provided, however, that if his employment shall be terminated either (a) for cause, or (b) without the consent of the Company, said SAR shall terminate immediately. Except as may otherwise be expressly provided in the Contract, upon the termination of employment of the holder of a restricted stock Award with the Company (and its Parent and Subsidiaries) for any reason, the share Award shall cease any further vesting and the unvested portion as of the date of such termination shall be forfeited to the Company for no consideration. Awards granted under the Plan shall not be affected by any change in the status of the holder so long as he continues to be a full-time employee of the Company, its Parent or any of the Subsidiaries (regardless of having been transferred from one corporation to another).

            For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

            Nothing in the Plan or in any Award granted under the Plan shall confer on any individual any right to continue in the employ of the Company, its Parent or any of its Subsidiaries, or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate the employee's employment at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.


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            9. DEATH OR DISABILITY. Except as may otherwise be expressly provided in the Contract, if the holder of an SAR dies (a) while he is employed by the Company, its Parent or any of its Subsidiaries, (b) within three months after the termination of his employment (unless such termination was for cause or without the consent of the Company) or (c) within one year following the termination of his employment by reason of Disability, the SAR may be exercised, to the extent exercisable on the date of his death, by his executor, administrator or other person at the time entitled by law to his rights under such SAR, at any time within one year after death, but not thereafter and in no event after the expiration of the term of the SAR.

            Except as may otherwise be expressly provided in the Contract, any holder of an SAR whose employment has terminated by reason of Disability may exercise his SAR, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the expiration of the term of the SAR.

            10. CHANGE IN CONTROL. Notwithstanding anything herein to the contrary, upon a Change in Control, the unvested portion of each outstanding Award shall vest and each outstanding SAR shall become immediately exercisable. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred (a) if there has occurred a "change in control" as such term is used in
Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act,
(b) if there has occurred a change in control as the term "control" is defined in Rule 12b-2 promulgated under the Exchange Act, (c) when any "person" (as such term is defined in Sections 3(a)(9) and 13(d)(3) of the Exchange Act) becomes a beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the Company's then outstanding securities having the right to vote on the election of directors, (d) if the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or a merger or consolidation in which the Company is not the surviving corporation,
(e) if there has occurred a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company (within the meaning of Section 280G(b)(2)(A) of the Code), or (f) when the individuals who are members of the Board of Directors on the date hereof shall cease to constitute at least a majority of the Board of Directors; provided, however, that any new director whose election to the Board of Directors or nomination for election to the Board of Directors by the Company's stockholders was approved by a vote of at least 50% of the directors then still in office shall be deemed to have been a director on the date hereof.

            11. CONTRACTS. Each Award shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the employee, and shall contain such terms and conditions not inconsistent herewith as may be determined by the Committee.

            12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provisions of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like,


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the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding SAR and the base price thereof, the maximum number of shares subject to SARs that may be granted to any person in any fiscal year shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

            In the event of (a) the liquidation or dissolution of the Company or
(b) a merger or consolidation in which the Company is not the surviving corporation, any outstanding SARs shall terminate, unless other provision is made therefor in the transaction.

            13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on September 9, 1994 and amended on February 22, 1995 and October 31, 1996. No Award may be granted under the Plan after September 8, 1999. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act or Section 162(m) of the Code, and to conform to any change in applicable law or to regulations or rulings of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which Awards may be granted under the Plan, (b) materially increase the benefits to participants under the Plan or (c) change the eligibility requirements for individuals entitled to receive Awards hereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing Award affected thereby, adversely affect his rights under such Award. The power of the Committee to construe and administer any Awards granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

            14. NON-TRANSFERABILITY. No Award granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and an SAR may be exercised, during the lifetime of the holder thereof, only by him or his legal representatives. Except to the extent provided above, Awards may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

            15. WITHHOLDING TAXES. The Company may withhold from payments due to the holder of an Award cash in the amount which the Company determines is necessary to satisfy its obligation to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, exercise or disposition of an Award.

            16. ADJUSTMENT FOR UNUSUAL EVENTS. Prior to a Change in Control, the Committee may make adjustments in the terms or conditions of, or the criteria or factors included in, an Award to reduce the amount that would otherwise be payable upon exercise of the SAR or the number of shares of Common Stock that would otherwise vest under a


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restricted stock Award in recognition of unusual or nonrecurring events affecting the Company or its financial statements, or of changes in applicable law, regulations or accounting principles, if the Committee determines that such adjustments are appropriate in order to prevent an unintended increase in the benefits or potential benefits available under the Plan as a result of such unusual or nonrecurring events or changes.

            17. DEFINITIONS.

                  a. Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

                  b. Parent. The term "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

                  c. Disability. The term "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

            18. GOVERNING LAW. The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions.

            19. PARTIAL INVALIDITY. The invalidity or illegality of any provision herein shall not affect the validity of any other provision.

            20. STOCKHOLDER APPROVAL. The Plan as amended shall be subject to approval by a majority of the votes cast at the next meeting of the stockholders of the Company at which a majority of the outstanding voting shares are present, in person or by proxy, and voting on the Plan. No SAR granted hereunder may be exercised and no restricted stock Award shall vest prior to such approval, provided that the date of grant of any Awards granted hereunder shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before September 8, 1995, the Plan and any Awards granted hereunder shall terminate.


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